Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 8 — Related Party Transactions

Transactions with C&T: A former board member of the Company, Dr. Igor Filipenko, was the former majority shareholder of C&T prior to the acquisition by the Company. The Board of Directors on August 21, 2009 approved the issuance of warrants to purchase not more than 1,600,000 shares of common stock at an exercise price of $2.00 per share and a term of two years to the C&T Group. On January 11, 2010, Dr. Igor Filipenko gave notice of his resignation as a director of the Company, effective immediately. On December 31, 2012 these warrants have not yet been issued pending "mutual understanding" between the parties.